SALOMON BROTHERS CAPITAL FUND

				    PURCHASE PURSUANT TO
					   RULE 10f-3 OF ICA


NAME OF STOCK:                                AmerUS Life Holdings, Inc.
DATE OF PURCHASE:                             January 28, 1997
NUMBER OF SHARES PURCHASED:                   23,300
AGGREGATE PURCHASE PRICE:                     $384,450
PRICE PER SHARE:                              $16.50
UNDERWRITING SPREAD:                          $1.15
% GROSS UNDERWRITING SPREAD:                     6.97%
SHARES OFFERED:                               4,663,190
TOTAL OFFERING:                               $76,942,635
4% OF OFFERING:                               $3,077,705
3% OF TOTAL ASSETS:                           $4,331,164(3% of 144,372,138)
BROKER:                                       Goldman, Sachs & Co.


Note: A total of 40,000 shares was purchased by funds in the Salomon Brothers complex for an aggregate purchase price of $660,000.

The above  purchase was made in accordance  with the  procedures  adopted by the
Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.
101

U.S. Underwriters
			    Goldman , Sachs & Co.
			    ABN Amro Chicago Corporation
			    Donaldson, Lufkin & Jenrette Securities Corporation
			    Salomon Brothers, Inc.
			    Alex. Brown & Sons, Inc.
			    Conning & Co.
			    Dain Bosworth, Inc.
			    Dean Witter Reynolds, Inc.
			    A.G. Edwards & Sons, Inc.
			    EVEREN Securities, Inc.
			    Fahnestock & Co., Inc.
			    Fox-Pitt, Kelton, Inc.
			    Janney Montgomery Scott, Inc.
			    Edward D. Jones & Co., L.P.
			    Ladenburg, Thalman & Co., Inc.
			    Principal Financial Securities, Inc.
			    The Robinson - Humphrey Company, Inc.
			    Sandler O'Neill & Partners, L.P.
			    Stephens, Inc.

			    SALOMON BROTHERS CAPITAL FUND

				    PURCHASE PURSUANT TO
					   RULE 10f-3 OF ICA


NAME OF STOCK:                                    Doncasters
DATE OF PURCHASE:                                 January 29, 1997
NUMBER OF SHARES PURCHASED:                       1,000
AGGREGATE PURCHASE PRICE:                         $16,500
PRICE PER SHARE:                                  $16.50
UNDERWRITING SPREAD:                              $1.15
% GROSS UNDERWRITING SPREAD:                           6.97%
SHARES OFFERED:                                   8,000,000
TOTAL OFFERING:                                   $132,000,000
4% OF OFFERING:                                   $5,280,000
3% OF TOTAL ASSETS:                               $4,225,913(3% of 141,863,753)
BROKER:                                           Credit Suisse First Boston


Note: A total of 4,900 shares was purchased by funds in the Salomon Brothers complex for an aggregate purchase price of $80,850.

The above  purchase was made in accordance  with the  procedures  adopted by the
Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.
101

U.S. Underwriters
			    Credit Suisse First Boston Corp.
			    Schroder Wertheim & Co., Inc
			    D.A. Davidson & Co., Inc.
			    Donaldson, Lufkin & Jenrette Securities Corp.
			    Fahnestock & Co. Inc.
			    Gabelli & Company, Inc.
			    Goldman, Sachs & Co.
			    C.L. King & Associates, Inc.
			    Merrill Lynch, Pierce, Fenner & Smith
			    Morgan Stanley & Co., Inc.
			    Oppenheimer & Co., Inc.
			    PaineWebber, Inc.
			    Ragen Mackenzie, Inc.
			    Salomon Brothers, Inc.
			    Smith Barney, Inc.
			    Sutro & Co., Inc

			       SALOMON BROTHERS CAPITAL FUND

				    PURCHASE PURSUANT TO
					   RULE 10f-3 OF ICA


NAME OF STOCK:                         Hanover Compressor Company
DATE OF PURCHASE:                      June 30, 1997
NUMBER OF SHARES PURCHASED:            1,000
AGGREGATE PURCHASE PRICE:              $19,500
PRICE PER SHARE:                       $19.50
UNDERWRITING SPREAD:                   $1.32
% GROSS UNDERWRITING SPREAD:                6.77%
SHARES OFFERED:                        6,613,494
TOTAL OFFERING:                        $128,963,000
4% OF OFFERING:                        $5,158,525
3% OF TOTAL ASSETS:                    $5,049,949(3% of 168,331,624)
BROKER:                                Goldman, Sachs & Co.


Note: A total of 4,900 shares was purchased by funds in the Salomon Brothers complex for an aggregate purchase price of $95,550.


The above purchase was made in accordance with the procedures adopted by the Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.

U.S. Underwriters
			    Goldman, Sachs & Co.
			    Credit Suisse First Boston Corporation
			    Salomon Brothers
			    Dillon, Read & Co.,Inc.
			    Donaldson, Lufkin & Jenrette Securities Corporation Rauscher Pierce Refsnes,Inc.
			    Schroder Wertheim & Co. Incorporated
			    Smith Barney,Inc.
			    Allen & Company, Inc.
			    George K. Baum & Company
			    Genesis Merchant Group Securities,L.L.C.
			    George McKelvey Co.,Inc.
			    Raymond James & Associates,Inc.
			    The Robinson - Humphrey Company,Inc.
			    Simmons & Company International
			    Stephens, Inc.

			      SALOMON BROTHERS CAPITAL FUND

				    PURCHASE PURSUANT TO
					   RULE 10f-3 OF ICA


NAME OF STOCK:                           Hertz Corporation
DATE OF PURCHASE:                        April 25, 1997
NUMBER OF SHARES PURCHASED:              3,400
AGGREGATE PURCHASE PRICE:                $81,600
PRICE PER SHARE:                         $24.00
UNDERWRITING SPREAD:                     $1.26
% GROSS UNDERWRITING SPREAD:                 5.25%
SHARES OFFERED:                          20,010,000
TOTAL OFFERING:                          $480,240,000
4% OF OFFERING:                          $19,209,600
3% OF TOTAL ASSETS:                      $4,486,984(3% of 149,566,133)
BROKER:                                  J.P. Morgan & Co.


Note: A total of 49,700 shares was purchased by funds in the Salomon Brothers complex for an aggregate purchase price of $1,192,800.

The above purchase was made in accordance with the procedures adopted by the Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.

U.S. Underwriters
			    J.P. Morgan Securities, Inc.
			    Goldman , Sachs & Co.
			    Lehman Brothers, Inc.
			    Salomon Brothers, Inc.
			    Smith Barney, Inc.
			    ABN AMRO Securities Chicago Corporation
			    Bear, Stearns & Co., Inc.
			    Alex. Brown & Sons, Inc,
			    Chase Securities, Inc.
			    Citicorp Securities, Inc.
			    Credit Suisse First Boston Corporation
			    Dean Witter Reynolds, Inc.
			    Deutsche Morgan Grenfell, Inc.
			    Donaldson, Lufkin & Jenrette Securities Corporation A.G. Edwards & Sons, Inc.
			    Merrill Lynch, Pierce, Fenner & Smith
			    Montgomery Securities
			    Oppenheimer & Co., Inc.
			    PaineWebber, Inc.
			    Prudential Securities, Inc.
			    Sanford C. Bernstein & Co., Inc.
			    William Blair & Company, L.L.C.
			    J. C. Bradford & Co.
			    Furman Selz, LLC
			    Legg Mason Wood Walker, Inc.
			    McDonald & Company Securities, Inc.
			    Neuberger & Berman, LLC
			    Piper jaffray, Inc.
			    The Robinson - Humphrey Company, Inc.
			    Charles Schwab & Co., Inc.
			    Stephens, Inc.
			    Sutro & Co., Inc.
			    Blaylock & Partners, L.P.
			    First of Michigan Corporation
			    WR Lazard, Laidlaw & Luther
			    NatCity Investments, Inc.
			    Roney & Co., LLC
			    Samuel A. Ramirez & Co., Inc.
			    Muriel Siebert & Co., Inc.
			    Stifel, Nicolaus & Company, Inc.
			    Sturdivant & Co., Inc.

International Underwriters
			    J.P. Morgan Securities, Limited
			    Goldman Sachs International
			    ABN AMRO Rothschild
			    Banque Nationale de Paris
			    Commerzbank Aktiengesellschaft
			    Credit Lyonnais Securities
			    Morgan Grenfell & Co., Limited
			    Lehman Brothers International (Europe)
			    Salomon Brothers International Limited
			    Smith Barney Inc.
			    Barclay's De Zoete Wedd, Limited
			    Bayerische Vereinsbank Aktiengesellschaft
			    CIBC wood Gundy plc
			    HSBC Investment Bank plc
			    Kleinwort Benson Limited
			    J. Henry Schroder & Co., Limited
			    Nomura International plc
			    RBC Dominion Securities, Inc.
			    Societe Generale
			    Sumitomo Finance International plc
			    The Toronto-Dominion Bank
			    UBS Limited

			       SALOMON BROTHERS CAPITAL FUND

				    PURCHASE PURSUANT TO
					   RULE 10f-3 OF ICA


NAME OF STOCK:                           Lear Corporation
DATE OF PURCHASE:                        June 24, 1997
NUMBER OF SHARES PURCHASED:              33,300
AGGREGATE PURCHASE PRICE:                $1,332,000
PRICE PER SHARE:                         $40.00
UNDERWRITING SPREAD:                     $1.20
% GROSS UNDERWRITING SPREAD:                 3.00%
SHARES OFFERED:                          10,284,854
TOTAL OFFERING:                          $411,394,160
4% OF OFFERING:                          $16,455,766
3% OF TOTAL ASSETS:                      $4,989,896(3% of 166,329,883)
BROKER:                                  Lehman Brothers


Note: The above represents the only stock purchased by funds in the Salomon Brothers complex.


The above purchase was made in accordance with the procedures adopted by the Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.

U.S. Underwriters
			    Lehman Brothers, Inc.
			    Donaldson,Lufkin & Jenrette Securities Corporation Morgan Stanley & Co., Inc
			    Salomon Brothers, Inc.
			    Schroder Wertheim & Co., Inc
			    PaineWebber, Inc.
			    Robert W. Baird & Co., Inc
			    Bear, Stearns & Co., Inc.
			    Credit Suisse First Boston Corporation
			    Furman Selz, LLC
			    McDonald & Company Securities, Inc.
			    Nesbitt Burns Securities, Inc.
			    Scotia Capital Markets (USA), Inc.
			    First of Michigan Corporation
			    Edward D. Jones & Co., L.P.
			    Mesirow Financial, Inc.
			    Neuberger & Berman, LLC
			    Olde Discount Corportation
			    Roney & Co., LLC
			    Stifel, Nicolaus & Co., Inc.

			    SALOMON BROTHERS CAPITAL FUND

				    PURCHASE PURSUANT TO
					   RULE 10f-3 OF ICA


NAME OF STOCK:                        Nationwide Financial Services, Inc.
DATE OF PURCHASE:                     March 5, 1997
NUMBER OF SHARES PURCHASED:           10,300
AGGREGATE PURCHASE PRICE:             $242,050
PRICE PER SHARE:                      $23.50
UNDERWRITING SPREAD:                  $1.23
% GROSS UNDERWRITING SPREAD:               5.23%
SHARES OFFERED:                       20,540,000
TOTAL OFFERING:                       $482,690,000
4% OF OFFERING:                       $19,307,600
3% OF TOTAL ASSETS:                   $4,703,664(3% of 156,788,816)
BROKER:                               Credit Suisse First Boston


Note: A total of 150,100 shares was purchased by funds in the Salomon Brothers complex for an aggregate purchase price of $3,527,350.

The above  purchase was made in accordance  with the  procedures  adopted by the
Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.
101

U.S. Underwriters
			    Credit Suisse First Boston Corporation
			    Morgan Stanley & Co., Inc.
			    Merrill Lynch, Pierce, Fenner & Smith
			    Bear, Stearns & Co., Inc.
			    Alex. Brown & Sons, Inc.
			    Dean Witter Reynolds, Inc.
			    Deutsche Morgan Grenfell, Inc.
			    Dillon, Read & Co., Inc.
			    Donaldson, Lufkin & Jenrette Securities Corporation A.G. Edwards & Sons, Inc.
			    Goldman , Sachs & Co.
			    Invemed Associates, Inc.
			    Lehman Brothers, Inc.
			    J.P. Morgan Securities, Inc.
			    Oppenheimer & Co., Inc.
			    PaineWebber, Inc
			    Prudential Securities, Inc.
			    Salomon Brothers, Inc.
			    Schroder Wertheim & Co., Inc.
			    Smith Barney, Inc.
			    Wasserstein Perella Securities, Inc.
			    Conning & Co.
			    Advest, Inc.
			    M.R. Beal & Co.
			    Sanford C. Bernstein & Co., Inc.
			    Blaylock & Partners, L.P.
			    Dain Bosworth, Inc.
			    Doley Securities, Inc.
			    Dowling & Partners Securities, LLC
			    Everen Securities, Inc.
			    Fox-Pitt, Kelton, Inc.
			    Furman Selz LLC
			    Janney Montgomery Scott, Inc.
			    Ladenburg, Thalman & Co., Inc.
			    WR Lazard, Laidlaw & Luther
			    McDonald & Company Securities, Inc.
			    Neuberger & Berman, LLC
			    The Ohio Company
			    Ormes Capital Markets, Inc.
			    Paulsen Securities
			    Ragen Mackenzie, Inc.
			    Raymond James & Associates, Inc.
			    The Robinson - Humphrey Company, Inc.
			    Sands Brothers & Co., Ltd
			    Stephens, Inc.
			    Trilon International, Inc.
			    Utendahl Capital Partners, L.P.

			      SALOMON BROTHERS CAPITAL FUND

				    PURCHASE PURSUANT TO
					   RULE 10f-3 OF ICA


NAME OF STOCK:                              Polo Ralph Lauren
DATE OF PURCHASE:                           June 11, 1997
NUMBER OF SHARES PURCHASED:                 3,400
AGGREGATE PURCHASE PRICE:                   $88,400
PRICE PER SHARE:                            $26.00
UNDERWRITING SPREAD:                        $1.43
% GROSS UNDERWRITING SPREAD:                     5.50%
SHARES OFFERED:                             29,500,000
TOTAL OFFERING:                             $767,000,000
4% OF OFFERING:                             $30,680,000
3% OF TOTAL ASSETS:                         $4,961,124(3% of 165,370,790)
BROKER:                                     Goldman, Sachs & Co.



Note: A total of 49,700 shares was purchased by funds in the Salomon Brothers complex for an aggregate purchase price of $1,292,200.

The above purchase was made in accordance with the procedures adopted by the Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.

U.S. Underwriters
			    Goldman , Sachs & Co.
			    Merrill Lynch, Pierce, Fenner & Smith
			    Morgan Stanley & Co., Inc.
			    Advest, Inc.
			    Robert W. Baird & Co., Inc.
			    Bear, Stearns & Co., Inc.
			    William Blair & Company, L.L.C.
			    Blaylock & Partners, L.P.
			    The Buckingham Research Group, Inc.
			    Chase Securities, Inc.
			    Dain Bosworth, Inc.
			    Dillon, Read & Co., Inc.
			    Donaldson, Lufkin & Jenrette Securities Corp
			    A.G. Edwards & Sons, Inc.
			    EVEREN Securities, Inc.
			    Furman Selz, LLC
			    Gerard Klauer Mattison & Co., LLC
			    J.J.B. Hillard, W.L. Lyons, Inc.
			    Interstate / Johnson Lane Corporation
			    Edward D. Jones & Co., L.P.
			    Lazard Freres & Co., LLC
			    Legg Mason Wood Walker, Inc.
			    Montgomery Securities
			    J.P. Morgan Securities, Inc.
			    Principal Financial Securities, Inc.
			    Prudential Securities, Inc.
			    Rauscher Pierce Refsnes, Inc.
			    Robertson, Stephens & Co., LLC
			    Roney & Co., LLC
			    Salomon Brothers, Inc.
			    Charles Schwab & Co., Inc.
			    Scott & Stringfellow, Inc.
			    Muriel Siebert & Co., Inc.
			    Smith Barney, Inc.
			    Stephens, Inc.
			    Stifel, Nicolaus & Co, Inc
			    Sutro & Co., Inc.
			    Tucker Anthony, Inc.
			    Wasserstein Perella Securities, Inc.

			       SALOMON BROTHERS CAPITAL FUND

				    PURCHASE PURSUANT TO
					   RULE 10f-3 OF ICA


NAME OF STOCK:                              Provident Companies, Inc.
DATE OF PURCHASE:                           May 5, 1997
NUMBER OF SHARES PURCHASED:                 13,800
AGGREGATE PURCHASE PRICE:                   $731,400
PRICE PER SHARE:                            $53.00
UNDERWRITING SPREAD:                        $1.855
% GROSS UNDERWRITING SPREAD:                   3.50%
SHARES OFFERED:                             5,917,500
TOTAL OFFERING:                             $313,627,500
4% OF OFFERING:                             $12,545,100
3% OF TOTAL ASSETS:                         $4,700,417(3% of 156,680,556)
BROKER:                                     Morgan Stanley & Co.


Note: A total of 201,400 shares was purchased by funds in the Salomon Brothers complex for an aggregate purchase price of $10,674,200.

The above purchase was made in accordance with the procedures adopted by the Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.

U.S. Underwriters
			    Morgan Stanley & Co., Inc.
			    Salomon Brothers, Inc.
			    Advest, Inc.
			    Sanford C. Bernstein & Co., Inc.
			    J. C. Bradford & Co.
			    Donaldson, Lufkin & Jenrette Securities Corporation A.G. Edwards & Sons, Inc.
			    Fox-Pitt, Kelton, Inc.
			    Moors & Cabot, Inc.
			    The Robinson-Humphrey Company, Inc.
			    Wasserstein Perella Securities, Inc.

International Underwriters
			    Morgan Stanley & Co. International Limited
			    Salomon Brothers International Limited
			    Donaldson, Lufkin & Jenrette Securities Corporation
			    Fox-Pitt, Kelton N.V.

			       SALOMON BROTHERS CAPITAL FUND

				    PURCHASE PURSUANT TO
					   RULE 10f-3 OF ICA


NAME OF STOCK:                                    Ryanair Holdings plc
DATE OF PURCHASE:                                 May 29, 1997
NUMBER OF SHARES PURCHASED:                       700
AGGREGATE PURCHASE PRICE:                         $10,311
PRICE PER SHARE:                                  $14.73
UNDERWRITING SPREAD:                              $.8838
% GROSS UNDERWRITING SPREAD:                         6.00%
SHARES OFFERED:                                   54,167,596
TOTAL OFFERING:                                   $159,577,738
4% OF OFFERING:                                   $6,383,110
3% OF TOTAL ASSETS:                               $4,874,861(3% of 162,495,368)
BROKER:                                           Morgan Stanley


Note: A total of 2,900 shares was purchased by funds in the Salomon Brothers complex for an aggregate purchase price of $42,717.


The above purchase was made in accordance with the procedures adopted by the Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.

U.S. Underwriters
			    Morgan Stanley & Co., Inc.
			    Credit Suisse First Boston Corporation
			    The Robinson - Humphrey Co., Inc.
			    Dillon, Read & Co., Inc.
			    Merrill Lynch, Pierce, Fenner & Smith
			    PaineWebber, Inc.
			    Salomon Brothers, Inc.
			    Edward D. Jones & Co., L.P.
			    Scott & Stringfellow, Inc.

International Underwriters
			    Morgan Stanley & Co. International Limited
			    The Investment Bank of Ireland, Ltd
			    Credit Suisse First Boston (Europe), Ltd
			    The Robinson - Humphrey Company, Inc.

			       SALOMON BROTHERS CAPITAL FUND

				    PURCHASE PURSUANT TO
					   RULE 10f-3 OF ICA


NAME OF STOCK:                                  Tosco Corporation
DATE OF PURCHASE:                               May 1, 1997
NUMBER OF SHARES PURCHASED:                     50,000
AGGREGATE PURCHASE PRICE:                       $1,425,000
PRICE PER SHARE:                                $28.50
UNDERWRITING SPREAD:                            $.925
% GROSS UNDERWRITING SPREAD:                         3.25%
SHARES OFFERED:                                 22,000,000
TOTAL OFFERING:                                 $627,000,000
4% OF OFFERING:                                 $25,080,000
3% OF TOTAL ASSETS:                             $4,567,308(3% of 152,243,611)
BROKER:                                         Morgan Stanley & Co.


Note: The above represents the only stock purchased by funds in the Salomon Brothers complex.


The above purchase was made in accordance with the procedures adopted by the Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.

U.S. Underwriters
			    Morgan Stanley & Co., Inc.
			    Bear, Stearns & Co., Inc.
			    Credit Suisse First Boston Corporation
			    Oppenheimer & Co., Inc.
			    Salomon Brothers, Inc.
			    Smith Barney, Inc.
			    Donaldson, Lufkin & Jenrette Securities Corporation
			    Furman Selz, LLC
			    Lehman Brothers, Inc.
			    Neuberger & Berman, LLC
			    Schroder Wertheim & Co. Inc.
			    UBS Securities, Inc.

International Underwriters
			    Morgan Stanley & Co. International Limited
			    Credit Suisse First Boston (Europe), Ltd
			    Salomon Brothers International Limited
			    J. Henry Schroder & Co., Limited
			    UBS Limited

			       SALOMON BROTHERS CAPITAL FUND

				    PURCHASE PURSUANT TO
					   RULE 10f-3 OF ICA


NAME OF STOCK:                               U.S. Rentals, Inc.
DATE OF PURCHASE:                            February 21, 1997
NUMBER OF SHARES PURCHASED:                  5,200
AGGREGATE PURCHASE PRICE:                    $104,000
PRICE PER SHARE:                             $20.00
UNDERWRITING SPREAD:                         $1.25
% GROSS UNDERWRITING SPREAD:                 6.25%
SHARES OFFERED:                              10,000,000
TOTAL OFFERING:                              $200,000,000
4% OF OFFERING:                              $8,000,000
3% OF TOTAL ASSETS:                          $4,657,975(3% of 155,265,817)
BROKER:                                      Donaldson, Lufkin & Jenrette


Note: A total of 24,500 shares was purchased by funds in the Salomon Brothers complex for an aggregate purchase price of $490,000.

The above  purchase was made in accordance  with the  procedures  adopted by the
Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.
101

U.S. Underwriters
			    Donaldson, Lufkin & Jenrette Securities Corporation Merrill Lynch, Pierce, Fenner & Smith
			    Salomon Brothers, Inc.
			    ABN Amro Chicago Corporation
			    Bear, Stearns & Co., Inc.
			    Credit Suisse First Boston Corporation
			    Deutsche Morgan Grenfell, Inc.
			    Furman Selz, LLC
			    Goldman, Sachs & Co.
			    Montgomery Securities
			    Morgan Stanley & Co. Inc.
			    PaineWebber, Inc.
			    Prudential Securities, Inc.
			    Robertson, Stephens & Company, LLC
			    Schroder Wertheim & Co., Inc.
			    William Blair & Company, L.L.C.
			    Advest, Inc.
			    Arnhold & S. Bleichroeder, Inc.
			    Robert W. Baird & Co. Inc.
			    Cleary Gull Reiland & Mcdevitt, Inc.
			    Crowell, Weedon & Co.
			    First of Michigan Corporation
			    Friedman, Billings, Ramsey & Co., Inc.
			    GS2 Securitites, Inc.
			    Interstate / Johnson Lane Corporation
			    Janney Montgomery Scott, Inc.
			    Legg Mason Wood Walker, Inc.
			    McDonald & Company Securities, Inc.
			    Ormes Capital Markets, Inc.
			    Parker / Hunter,Inc.
			    Pennsylvania Merchant Group,Ltd.
			    Principal Financial Securities, Inc.
			    Redwine & Co.
			    Ryan, Beck & Co.
			    Sands Brothers & Co., Ltd.
			    Stephens, Inc.
			    Sutro & Co., Inc.
			    Tucker Anthony Inc.
			    Wheat First Butcher Singer

International Underwriters
			    Donaldson, Lufkin & Jenrette Securities Corporation Merrill Lynch International Limited
			    Salomon Brothers International Limited
			    Cazenove & Co.
			    ING Bank N.V.
			    Kleinwort Benson Limited
			    Societe Generale

			      SALOMON BROTHERS CAPITAL FUND

				    PURCHASE PURSUANT TO
					   RULE 10f-3 OF ICA


NAME OF STOCK:                                  Vail Resorts, Inc.
DATE OF PURCHASE:                               February 3, 1997
NUMBER OF SHARES PURCHASED:                     2,000
AGGREGATE PURCHASE PRICE:                       $44,000
PRICE PER SHARE:                                $22.00
UNDERWRITING SPREAD:                            $1.43
% GROSS UNDERWRITING SPREAD:                          6.50%
SHARES OFFERED:                                 12,100,000
TOTAL OFFERING:                                 $266,200,000
4% OF OFFERING:                                 $10,648,000
3% OF TOTAL ASSETS:                             $4,352,690(3% of 145,089,670)
BROKER:                                         Bear, Stearns


Note: A total of 9,800 shares was purchased by funds in the Salomon Brothers complex for an aggregate purchase price of $215,600.

The above  purchase was made in accordance  with the  procedures  adopted by the
Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.
101

U.S. Underwriters
			      Bear, Stearns & Co., Inc.
			      Furman Selz LLC
			      Goldman , Sachs & Co.
			      Salomon Brothers
			      Schroder Wertheim & Co., Inc.
			      Smith Barney, Inc.
			      Alex. Brown & Sons, Inc.
			      BT Securities Corporation
			      Cowen & Company
			      Dean Witter Reynolds, Inc.
			      Dillon, Read & Co., Inc.
			      Donaldson,Lufkin & Jenrette Securities Corporation
			      Hambrecht & Quist, LLC
			      Lazard Freres & Co., LLC
			      Lehman Brothers, Inc.
			      Merrill Lynch, Pierce, Fenner & Smith
			      Montgomery Securities
			      Morgan Stanley & Co., Inc.
			      Oppenheimer & Co., Inc.
			      Wasserstein Perella Securities, Inc.
			      Allen & Company, Inc.
			      Blaylock & Partners, L.P.
			      Brean Murray & Co., Inc.
			      Dain Bosworth, Inc.
			      Doft & Co., Inc.
			      Gerard Klauer Mattison & Co., LLC
			      Hanifen, Imhoff, Inc.
			      Janco Partners, Inc.
			      Jefferies & Company, Inc.
			      Josephthal Lyon & Ross, Inc.
			      Ladenburg, Thalman & Co., Inc.
			      Legg Mason Wood Walker, Inc.
			      Ormes Capital Markets, Inc.
			      Piper jaffray, Inc.
			      Raymond James & Associates, Inc.
			      The Robinson - Humphrey Company, Inc.
			      Sands Brothers & Co., Ltd
			      Sutro & Co., Inc.
			      Tucker Anthony, Inc.